EQ Advisors TrustSM

EQ/Invesco Global Real Estate Portfolio – Class IB and K Shares

Supplement dated May 16, 2019 to the Prospectus dated May 1, 2019

This Supplement updates certain information contained in the Prospectus of EQ Advisors Trust (“Trust”), dated May 1, 2019. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of the Prospectus at the Trust’s website at www.axa-equitablefunds.com.

Information Regarding

EQ/Invesco Global Real Estate Portfolio – Class IB and K Shares

Effective immediately, the “FEES AND EXPENSES OF THE PORTFOLIO” section of the Prospectus pertaining to EQ/Invesco Global Real Estate Portfolio – Class IB and K Shares is deleted in its entirety and replaced with the following information:

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Invesco Global Real Estate Portfolio	Class IB Shares	Class K Shares
Management Fee	0.74%	0.74%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*,**	0.29%	0.29%
Total Annual Portfolio Operating Expenses	1.28%	1.03%
*	Based on estimated amounts for the current fiscal year.
**	Includes tax expense of 0.01% for Class IB shares and Class K shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years
Class IB Shares	$130	$406
Class K Shares	$105	$328

EQIGRE 1